Exhibit 10.9

PARTNERRE LTD.

AMENDED EMPLOYEE INCENTIVE PLAN

Effective February 6, 1996

Section 1. PURPOSE

The purpose of the Plan is to provide a means through which the Company and its Subsidiaries may attract able persons to enter and remain in their employ and to provide a means whereby those key employees and other persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their commitment to the welfare of the Company and promoting an identity of interest between stockholders and these key employees. It is intended that certain options granted under this Plan may qualify as “incentive stock options” under Section 422 of the Code.

Section 2. DEFINITIONS

(a) “Award” means, individually or collectively, any award of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Phantom Stock Units, Performance Units or Performance Shares.

(b) “Award Agreement” means a written agreement between the Company and a Participant setting forth the specific terms of an Award.

(c) “Board” means the Board of Directors of the Company.

(d) “Change in Control” shall occur when (i) any “person” within the meaning of Section 14(d) of the Exchange Act, other than the Company, a Subsidiary or any employee benefit plan(s) sponsored by the Company or any Subsidiary, is or becomes the “beneficial owner” (as defined in Rule 13d–3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty (50%) of the combined voting power of the Company’s outstanding voting securities generally in the election of directors; (ii) at any time during a period of twelve (12) consecutive months, individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority thereof, provided that any person subsequently becoming a director whose election, or nomination for election by the Company’s shareholders was on the recommendation or with the approval of at least two-thirds of the directors comprising the Board on the effective date of this Plan (either by a specific vote or by approval of

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the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (ii), considered as though such person were a member of the Board at the beginning of such period; and provided further that, notwithstanding the foregoing, no such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a–11 or Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or “person” other than the Board shall in any event be considered to be a director in office at the beginning of such period; (iii) any one “person”, or more than one “person” acting as a group (as determined under U.S. Treasury Regulation Section 1.409A-3(i)(f)(v)(B)), other than any Subsidiary, acquires (or has acquired during the 12- month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value (as determined in good faith by the Board without regard to any liabilities associated with such assets) of more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; or (iv) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company (a “Transaction”), other than with a wholly-owned Subsidiary and other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or ultimate parent thereof) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity, or the ultimate parent thereof, outstanding immediately after such Transaction.

(e) “Code” means the U.S. Internal Revenue Code of 1986, as amended.

(f) “Committee” means the Human Resources Committee of the Board or such other committee as the Board may appoint to administer the Plan.

(g) “Common Stock” or “Stock” means the authorized common shares of, par value $1.00 per share, the Company.

(h) “Company” means PartnerRe Ltd.

(i) “Consultant” means any person, including any advisor, engaged by the Company or a Subsidiary to render consulting, advisory or other services and who is compensated for such services. The term Consultant shall not include any Director.

(j) “Date of Grant” means the date on which the granting of an Award is authorized or such other date as may be specified in such authorization.

(k) “Disqualifying Disposition” means any disposition (including any sale) of Stock acquired by exercise of an Incentive Stock Option made within the period which is (a) two years after the date the Participant was granted the Incentive Stock Option or (b) one year after the date the Participant acquired Stock by exercising the Incentive Stock Option.

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(l) “Dividend Equivalents” shall have the meaning specified in Section 9 hereof.

(m) “Eligible Person” means an Employee or a Consultant.

(n) “Employee” means a current or prospective common law employee of the Company or a Subsidiary.

(o) “Expiration Date” means the tenth anniversary of the Date of Grant.

(p) Save as otherwise defined in Section 7 (c), “Fair Market Value” of a share of Stock on a given date means (A) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported, or (B) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date then on the last preceding date on which such a sale was reported. If the Stock is not quoted on NASDAQ-NMS or listed on an exchange, or representative quotes are not otherwise available, the Fair Market Value shall mean the amount determined by the Board in good faith to be the fair market value per share of Stock, on a fully diluted basis

(q) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(r) “Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(s) “Option” means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

(t) “Original Effective Date” means February 2, 1996.

(u) “Participant” means an Eligible Person to whom an Award is granted pursuant to the Plan or, if applicable, such other Eligible Person who holds an outstanding Award.

(v) “Performance Goals” means the performance objectives of the Company during a Performance Period or a Restricted Period established for the purpose of determining whether, and to what extent, Awards will be earned for a Performance Period or a Restricted Period.

(w) “Performance Period” means a period of time within which performance is measured for the purpose of determining whether an Award of Performance Units or Performance Shares has been earned.

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(x) “Performance Unit” or “Performance Share” means an Award granted pursuant to Section 8 of the Plan.

(y) “Phantom Stock Unit” means a hypothetical investment-equivalent equal to the Fair Market Value of a share of Stock granted in connection with an Award made under Section 9 of the Plan.

(z) “Plan” means the PartnerRe Ltd. Employee Incentive Plan, as amended from time to time.

(aa) “Restricted Period” means, with respect to any share of Restricted Stock or Phantom Stock Unit, the period of time determined by the Committee during which such share of Restricted Stock or Phantom Stock Unit is subject to the restrictions set forth in Section 9.

(bb) “Restricted Stock” means shares of Common Stock issued to a Participant subject to the restrictions set forth in Section 9.

(cc) “Restricted Stock Award” means an Award granted under Section 9 of the Plan.

(dd) “Subsidiary” means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company and otherwise as provided in Section 86 of the Companies Act 1981 of Bermuda.

Section 3. DURATION

The Plan expires on the tenth anniversary of the Original Effective Date, and no further Awards may be made after the expiration thereof.

Notwithstanding the term expressed above, the Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled.

Section 4. ADMINISTRATION

The Committee shall have authority to administer the Plan, or delegate certain matters to the Company’s Chief Executive Officer, including, without limitation:

(a) Select the Eligible Persons to participate in the Plan;

(b) Determine the nature and extent of the Awards to be made to each Participant;

(c) Determine the time or times when Awards will be made;

(d) Determine the duration of each Performance Period or Restricted Period;

(e) Determine the conditions to which the payment of Awards may be subject;

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(f) Establish and adjudicate the Performance Goals and Awards consequent thereon for each Performance Period or Restricted Period;

(g) Accelerate the vesting of any outstanding Award and reduce the Restricted Period applicable to any Award;

(h) Prescribe the form or forms of Award Agreements; and

(i) Cause records to be established in which there shall be entered, from time to time as Awards are made to Participants, the date of each Award, the number of Options, Phantom Stock Units, Performance Units, Performance Shares and shares of Restricted Stock awarded by the Committee to each Participant, and the duration of any applicable vesting period, Performance Period or Restricted Period.

Section 5. ELIGIBILITY.

(a) General. Participation shall be limited to Eligible Persons who have received notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan. Except in the case of Incentive Stock Options, Awards may be granted to Employees and Consultants.

(b) Incentive Stock Option Limitation. Incentive Stock Options may be granted only to Employees.

Section 6. STOCK SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to Section 11 hereof relating to adjustments, the total number of shares of Stock which may be granted pursuant to Awards hereunder shall not exceed, in the aggregate, 3,500,000 shares of Stock.

(b) Source. The stock to be granted or optioned under the Plan shall be shares of authorized but unissued Stock or previously issued shares of Stock reacquired by the Company on the open market or by private purchase.

(c) Reversion of Shares. If any Award shall for any reason expire, be forfeited or otherwise terminate, in whole or in part, the shares of Stock not acquired under such Award shall revert to and again become available for issuance under the Plan.

(d) Compliance under the Companies Act. Awards under the Plan shall be bona fide in compliance with Section 39A(4)(b) of the Companies Act 1981 of Bermuda.

Section 7. OPTIONS.

(a) General. Options granted hereunder shall be in such form and shall contain such terms and conditions, as the Committee shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of

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Common Stock purchased on exercise of each type of Option. The provisions of separate Options shall be set forth in an Award Agreement, which agreements need not be identical, and each Option shall include (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:

(i) Term. Subject to Section 7(b) hereof in the case of Incentive Stock Options, no Option granted hereunder shall be exercisable after the expiration of ten (10) years from the date it was granted.

(ii) Exercise Price. Subject to Section 7(b) hereof in the case of Incentive Stock Options, the exercise price per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than the par value per share of Stock.

(iii) Payment for Stock. Payment for shares of Stock acquired pursuant to Options granted hereunder shall be made in full, or adequate provision made therefor, upon exercise of the Options (A) in immediately available funds in United States dollars, by wire transfer, certified or bank cashier’s check, (B) by surrender to or withheld by the Company of shares of Stock which have a Fair Market Value equal to such aggregate exercise price and/or any taxes withheld with respect to such exercise and which satisfy such other requirements as the Committee may impose (including by Net-Settled Exercise, as defined below), (C) by delivering irrevocable trade instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the aggregate exercise price, (D) by any combination of (A), (B), or (C) above, or (E) by any other means approved by the Committee. Notwithstanding the above, should any taxes be withheld in accordance with Section 7(a)(iii)(B) in connection with a Net-Settled Exercise pursuant to Section 7(c), the Fair Market Value of such shares of Stock withheld to pay such taxes shall be calculated in accordance with Section 7(c).

(iv) Vesting. Options shall vest and become exercisable in such manner and on such date or dates set forth in the Award Agreement, as may be determined by the Committee; provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may in its sole discretion accelerate the vesting of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to vesting.

Notwithstanding the above, if a Participant ceases employment with the Company by reason of death or disability, (A) any Options held by such Participant which are vested on the date of such termination shall remain exercisable for twelve (12) months following the date of such termination, but in no event later than the Expiration Date, and (B) any unvested Options held by such Participant shall vest on the date of such termination and shall remain exercisable for twelve (12) months following the date of such termination, but in no event later than the Expiration Date.

In respect of French Participants only:

If a French Participant ceases employment with the Company by reason of:

(X) disability (permanent disability as defined as second and third class of disability as provided by article L341-4 of the French Social Security Code) – (i) any Options

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held by such Participant which are vested on the date of such termination shall remain exercisable for twelve (12) months following the date of such termination, but in no event later than the Expiration Date, and (ii) any unvested Options held by such Participant shall vest on the date of such termination and shall remain exercisable for twelve (12) months following the date of such termination, but in no event later than the Expiration Date. The Blocking Period (as defined in the applicable Award Agreement) shall be deemed to expire on the date of such termination.

(Y) death – (i) any Options held by such Participant which are vested on the date of such termination shall remain exercisable for six (6) months following the date of such termination, but in no event later than the Expiration Date, and (ii) any unvested Options held by such Participant shall vest on the date of such termination and shall remain exercisable for six (6) months following the date of such termination, but in no event later than the Expiration Date. The Blocking Period (as defined in the applicable Award Agreement) shall be deemed to expire on the date of such termination.

(v) Transferability of Options. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option. Notwithstanding the foregoing, a Nonqualified Stock Option shall be transferable to the extent provided in the Award Agreement.

(b) Special Provisions Applicable to Incentive Stock Options.

(i) Exercise Price of Incentive Stock Options. Subject to the provisions of subsection (ii) hereof, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock subject to the Option on the date the Option is granted.

(ii) Ten Percent (10%) Shareholders. No Incentive Stock Option may be granted to an Employee who, at the time the option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such option (A) has an exercise price of at least 110 percent of the Fair Market Value on the date of the grant of such option; and (B) cannot be exercised more than five years after the date it is granted.

(iii) $100,000 Limitation. To the extent the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

(iv) Disqualifying Dispositions. Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an

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Incentive Stock Option. A Net-Settled Exercise (as defined below) of any Incentive Stock Option will result in a Disqualifying Disposition of all shares of Stock underlying such Incentive Stock Option that are withheld pursuant to such Net-Settled Exercise.

(c) Net-Settled Exercise. Any Option granted hereunder may be exercised such that such Option is settled by delivery to the Participant of a number of shares of Stock having a value equal to the excess of the Fair Market Value of all shares of Stock underlying the Option (or portion thereof being so exercised) over the aggregate exercise price thereof (such exercise, a “Net-Settled Exercise” and the resulting net shares of Stock delivered to the Participant, the “Net Shares”). To effect a Net-Settled Exercise of any Option, the Participant must complete and return to the Company a notice of intent to exercise such Option through a Net-Settled Exercise (the “Net-Settlement Notice”). Once the Company receives the Net-Settlement Notice, the Net-Settled Exercise of any Option so indicated in such Net-Settlement Notice shall be deemed irrevocable and any Net Shares resulting from such Net-Settled Exercise shall be delivered to the Participant on the third business day following the day on which the Company receives the Net-Settlement Notice, with the number of Net Shares to be determined using the Fair Market Value of a share of Stock on the day on which the Company receives the Net-Settlement Notice.

Notwithstanding as defined or as applicable anywhere else in this Plan, for the purposes of this Section 7(c) only, “Fair Market Value” of a share of Stock on a given date means (A) if the Stock is listed on a national securities exchange, the average of the high and low sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported, or (B) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the average of the high and low sale prices reported on such date, or, if there is no such sale on that date then on the last preceding date on which such a sale was reported. If the Stock is not listed on an exchange, or representative quotes are not otherwise available, the Fair Market Value shall mean the amount determined by the Committee in good faith to be the fair market value per share of Stock, on a fully diluted basis.

Section 8. PERFORMANCE UNITS AND PERFORMANCE SHARES

(a) Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units or Performance Shares may be granted to Eligible Persons at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units or Performance Shares granted to each Eligible Person.

(b) Value of Performance Units/Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a share of Common Stock at the time of grant. The Committee shall set Performance Goals for Performance Periods in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units or Performance Shares that will be paid out to the Participants. The Performance Period pertaining to each Performance Unit or Performance Share Award shall be

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between two (2) and six (6) years in length, and shall be established by the Committee at the time of grant.

(c) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the Participant shall be entitled to receive payout on the number of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined by the Committee as a function of the extent to which the corresponding Performance Goals have been achieved.

(d) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units and/or Performance Shares shall be made in a single lump sum, within forty-five (45) calendar days following the close of the applicable Performance Period. The Committee, in its discretion, may pay earned Performance Units or Performance Shares in the form of cash or in Stock (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares determined as of the close of the applicable Performance Period.

(e) Termination of Employment. Unless otherwise provided in a Participant’s Award Agreement, in the event that a Participant’s last day of employment with the Company occurs prior to the last day of a Performance Period, all Performance Units or Performance Shares which relate to such Performance Period shall be forfeited by the Participant.

(f) Nontransferability. A Participant’s rights with respect to Performance Units and Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Section 9. RESTRICTED STOCK AWARDS AND PHANTOM STOCK UNITS

(a) Award of Restricted Stock and Phantom Stock Units.

(i) The Committee shall have the authority (A) to grant Restricted Stock and Phantom Stock Units, (B) to issue Restricted Stock to Participants, and (C) to establish terms, conditions and restrictions applicable to such Restricted Stock and Phantom Stock Units, including the Restricted Period, which may differ with respect to each Participant, the time or times at which Restricted Stock or Phantom Stock Units shall be granted or become vested and the number of shares or units to be covered by each grant.

(ii) The holder of a Restricted Stock Award shall execute and deliver to Group HR an Award Agreement with respect to such Restricted Stock and the appropriate blank stock powers with respect to the Restricted Stock covered by such agreements. If a Participant shall fail to execute the Award Agreement and stock powers, the Award shall be null and void. Subject to the restrictions set forth in Section 9(b), the Participant shall generally have the rights and privileges of a shareholder as to such Restricted Stock, including, without limitation, the right to vote such Restricted Stock and receive dividends.

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(iii) In the case of a Restricted Stock Award, the Company shall cause stock certificates registered in the name of the Participant to be issued. During the Restricted Period, such certificates shall remain in the custody of the Company or its agent.

(iv) In the case of an Award of Phantom Stock Units, no shares of Common Stock shall be issued at the time the Award is made, and the Company will not be required to set aside a fund for the payment of any such Award. The Committee shall, in its discretion, determine whether to credit to the account of, or to currently pay to, each Participant who is awarded Phantom Stock Units an amount equal to the cash dividends paid by the Company upon one share of Stock for each Phantom Stock Unit then credited to such Participant’s account (“Dividend Equivalents”). Dividend Equivalents credited to a Participant’s account may be subject to forfeiture and may bear interest at a rate and subject to such terms as determined by the Committee.

(b) Restrictions.

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period: (1) the Participant shall not be entitled to delivery of the stock certificate; (2) the relevant shares shall be subject to the restrictions on transferability established at the time of grant; (3) the relevant shares shall be subject to forfeiture to the extent provided in Section 9(d) and, to the extent such shares are forfeited, such shares shall be canceled and all rights of the Participant to such shares and as a shareholder in respect of them shall terminate.

(ii) Phantom Stock Units awarded to any Participant shall be subject to the following restrictions until the expiration of the Restricted Period: (1) the units shall be subject to forfeiture to the extend provided in Section 9(d), and to the extent such units are forfeited, all rights of the Participant to such units shall terminate without further obligation on the part of the Company and (2) any other restrictions which the Committee may determine in advance are necessary or appropriate.

(c) Restricted Period. The Restricted Period of Restricted Stock and Phantom Stock Units shall commence on the Date of Grant and shall expire (i) on such date or dates as may be established by the Committee at the time of grant, (ii) upon the achievement of prescribed Performance Goals (in each case, as set forth in a Participant’s Award Agreement), or (iii) upon any earlier date determined by the Committee in its discretion.

(d) Forfeiture Provisions. Unless otherwise provided in a Participant’s Award Agreement, in the event that a Participant’s last day of employment occurs prior to the last day of the Restricted Period, that portion of the Restricted Stock Award or Phantom Stock Units with respect to which restrictions have not expired shall be forfeited.

(e) Delivery of Restricted Stock and Settlement of Phantom Stock Units. Subject to Section 9(d) hereof, upon the expiration of the Restricted Period with respect to any shares of Stock covered by a Restricted Stock Award, a stock certificate evidencing the shares of Restricted Stock (to the nearest full share) shall be delivered without charge to the Participant, or

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his beneficiary, free of all restrictions under the Plan. Upon the expiration of the Restricted Period with respect to any Phantom Stock Units, the Company shall deliver to the Participant or his beneficiary without any charge one share of Stock for each Phantom Stock Unit which has not then been forfeited and with respect to which the Restricted Period has expired and cash equal to any Dividend Equivalents credited with respect to each such vested unit and the interest thereon, if any; provided, however, that the Committee may, in its sole discretion, elect to pay cash or part cash and part Stock in lieu of delivering only Stock for vested units, based on the Market Value of the Stock on the last day of the Restricted Period.

(f) Payment for Restricted Stock. A Participant shall not be required to make any payment for Stock received pursuant to a Restricted Stock Award.

Section 10. GENERAL

(a) Adjustment of Performance Goals. The Board may, during any Performance Period or Restricted Period, make such adjustments to Performance Goals as it may deem appropriate, to compensate for, or reflect, any significant changes that may have occurred during such Performance Period or Restricted Period in (i) applicable accounting rules or principles or changes in the Company’s method of accounting or in that of any other corporation whose performance is relevant to the determination of whether an Award has been earned or (ii) tax laws or other laws or regulations that alter or affect the computation of the measures of Performance Goals used for the calculation of Awards.

(b) Additional provisions of an Award. Awards made under the Plan may be subject to such other provisions as the Committee determines appropriate including, without limitation, provisions to comply with applicable securities laws and applicable tax withholding requirements.

(c) Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to any of the privileges of stock ownership in respect of shares of Stock subject to Awards granted hereunder until such shares have been duly issued.

(d) Government and Other Regulations. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required and to which the Company is subject. The Company shall use its reasonable efforts to cause the shares of Stock reserved under the Plan to be registered under the U.S. Securities Act of 1933, as amended, on Form S-8 prior to the issuance of any shares of Stock under the Plan.

(e) Tax Withholding. Notwithstanding any other provision of the Plan, the Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards, to the extent paid in cash, all applicable taxes required by law to be withheld with respect to such Awards and, in the case of Awards paid in Stock, the Participant or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate prior to delivery of such Stock, the amount of any such taxes which the Company or Subsidiary is required to withhold, if any,

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with respect to such Stock. Subject to the approval of the Committee, the Company may accept shares of Stock of equivalent Fair Market Value in payment of such withholding tax obligations.

(f) Claim to Awards and Employment Rights. Except as provided herein or in any Award Agreement, no employee or other person shall have any claim or right to be granted an Award under the Plan nor, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ of the Company or a Subsidiary.

(g) Conditions. Each Participant to whom Awards are granted under the Plan shall be required to enter into an Award Agreement in a form authorized by the Committee.

(h) Designation and Change of Beneficiary. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to Awards granted hereunder, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt.

(i) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or bad faith.

(j) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of Bermuda without reference to the principles of conflicts of law thereof.

(k) Funding. No provision of the Plan shall require the Company for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

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(l) Nontransferability. Except as otherwise provided herein with respect to Nonqualified Options, a Participant’s rights and interest under the Plan, including amounts payable, may not be sold, assigned, donated, or transferred or otherwise disposed of, mortgaged, pledged or encumbered except, in the event of a Participant’s death, to a designated beneficiary to the extent permitted by the Plan, or in the absence of such designation, by will or the laws of descent and distribution.

(m) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided.

(n) Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

(o) Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

(p) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

Section 11. CHANGES IN CAPITAL STRUCTURE

(a) Awards granted hereunder shall be subject to adjustment or substitution, as determined by the Board in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Board to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company, by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or which otherwise warrants equitable adjustment. In addition, in the event of any such adjustments or substitution, the aggregate number of shares of Stock available under the Plan shall be appropriately adjusted by the Board, whose determination shall be conclusive. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

Section 12. EFFECT OF CHANGE IN CONTROL

(a) In the event of a Change in Control, notwithstanding any vesting schedule established by the Committee (i) with respect to an Award of Restricted Stock or Phantom Stock Units, the Restricted Period shall expire immediately with respect to 100 percent of the shares of Restricted Stock or Phantom Stock Units subject to such Award, with effect from the day

Amended Employee Incentive Plan February 2011

preceding the date of such change, and (ii) all outstanding Options shall immediately vest and become exercisable.

(b) In the event of a Change in Control, all incomplete Performance Periods in effect on the date the Change in Control occurs shall end on the day preceding the date of such change, and the Company shall cause to be paid to each Participant the full amount of any Performance Units or Performance Shares relating to such Performance Period.

(c) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participant’s rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

Section 13. NONEXCLUSIVITY OF THE PLAN

Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options under the Stock Option Plan, and such arrangements may be either applicable generally or only in specific cases.

Section 14. AMENDMENTS AND TERMINATION

Subject to the applicable rules of Section 409A of the Code, the Board may at any time terminate the Plan. With the express written consent of an individual Participant, the Board may cancel or reduce or otherwise alter the outstanding Awards thereunder. The Board may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part, provided, however, that without further stockholder approval the Board shall not:

(a) Increase the maximum number of shares of Stock which may be issued under the Plan, except as provided in Section 11; or

(b) Extend the termination date of the Plan.

The preceding notwithstanding, no amendment, suspension or termination of the Plan shall cancel, reduce or otherwise adversely affect to a material extent any Awards granted hereunder without the express written consent of the Participant to whom such Award was granted.

Section 15. SECTION 409A OF THE CODE

With respect to any Awards subject to Section 409A of the Code, the Plan is intended to comply with the requirements of Section 409A of the Code, and the provisions of the Plan and any Award Agreement shall be interpreted in a manner that satisfies the requirements of Section 409A of the Code, and the Plan shall be operated accordingly. If any provision of the Plan

Amended Employee Incentive Plan February 2011

or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict. For the avoidance of doubt, nothing in the Plan is intended to guarantee that the Participants will not be subjected to the payment of “additional tax” or interest under Section 409A, and nothing in the Plan permits the Participants to seek or obtain such indemnification from the Company for any such “additional tax” or interest.

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Amended Employee Incentive Plan February 2011